Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2008 — Quarter 3
Note: amounts are in thousands, except per share amounts
Third quarter (Q3), ended January 25, 2008, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q3	% of	Q3	% of	Q3	Q3	Q3	Q3
	2008	sales	2007	sales	2008	2007	2008	2007
Net sales	$449,702		$419,941		$367,600	$347,108	$82,102	$72,833

Cost of sales	134,934	30.0%	124,043	29.5%	25.4%	24.8%	50.6%	52.1%
Operating wages	150,506	33.5%	148,546	35.4%	38.6%	40.4%	10.7%	11.3%
Other operating	71,091	15.8%	65,922	15.7%	18.3%	18.0%	4.5%	4.7%
S,G & A	41,086	9.1%	33,354	8.0%	6.9%	5.4%	19.0%	20.0%
Depr. & amort.	19,353	4.3%	18,650	4.4%	4.7%	4.8%	2.5%	2.8%

Operating income	32,732	7.3%	29,426	7.0%	6.1%	6.6%	12.7%	9.1%

Interest	3,007	0.7%	2,114	0.5%

Pre-tax income	29,725	6.6%	27,312	6.5%

Income taxes	9,720	2.2%	8,609	2.0%

Net income	$20,005	4.4%	$18,703	4.5%

EPS — basic	$0.62		$0.52
EPS — diluted	$0.61		$0.51

Dividends paid per share	$0.14		$0.14

Weighted average shares outstanding:

Basic	32,468		36,306
Dilutive stock options	142		403

Diluted	32,610		36,709

Shares outstanding at quarter end	31,173		35,766
•	Income taxes, as a percentage of pre-tax income, were 32.7% vs. 31.5%
Fiscal 2008 — Quarter 3     1

Consolidated Review:
•	Net sales increased 7.1% ($449.7 million vs. $419.9 million).

•	Operating income increased 11.2% ($32.7 million vs. $29.4 million).

•	Pre-tax income increased 8.8% ($29.7 million vs. $27.3 million).

•	Effective tax rate was 32.7% compared to 31.5%.

•	Net income increased 7.0% ($20.0 million vs. $18.7 million).

•	Diluted EPS was $0.61 vs. $0.51.

•	Repurchased approximately 2.3 million shares in the quarter (approximately 4.4 million shares ytd).

•	The third quarter results include the impact of the following (dollars in thousands):
o	Consolidated and restaurant results for the third quarter of fiscal 2008 included a pre-tax gain of $6,600 for unredeemed gift certificates and gift cards (known as “breakage”), which is reflected in net sales.

o	Consolidated and restaurant results for the third quarter of fiscal 2008 included a pre-tax charge of $3,659 related to the closing of nine underperforming restaurants. The charge is reflected in S,G&A.

o	Consolidated and restaurant results for the third quarter of fiscal 2008 included a pre-tax charge of $669 related to a dispute settlement and is reflected in S,G&A.

o	Consolidated and restaurant results for the third quarters of fiscal 2008 and 2007 included net pre-tax gains of $77 and $890, respectively, on asset disposals that is reflected in S,G&A.

o	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a new performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the new plan are:

	Q3 FY 08	Q3 FY 07	Total FY 08	Total FY 07
	Actual *	Actual *	Estimated	Actual
Stock options	$126	$521	$811	$2,257
New plan (excluding options)	655	557	5,470	3,428

Total	$781	$1,078	$6,281	$5,685
(amounts in thousands)
•	Expense is reflected in S, G & A: $585 and $510 in 2008 and 2007, respectively, in the restaurant segment and $196 and $568 in 2008 and 2007, respectively, in the food products segment.
Fiscal 2008 — Quarter 3     2

Restaurant Review:
•	Overall restaurant sales increased 5.9% ($367.6 million vs. $347.1 million).

•	Nominal same-store sales increased 1.5% at Bob Evans Restaurants and decreased 2.0% at Mimi’s.

•	Operating income decreased 1.9% ($22.3 million vs. $22.8 million).

•	Operating margin was 6.1% compared to 6.6%.

•	Restaurants in operation at quarter end were: 580 Bob Evans Restaurants and 126 Mimi’s. 589 Bob Evans Restaurants and 108 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
     Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	579	0	0	1	1e	2e	9	572e
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
2004	523	3	11	12	11	37	2	558
2003	495	0	4	8	17	29	1	523
     Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	115	1	2	8	6e	17e	0	132e
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
     Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	694	1	2	9	7e	19e	9	704e
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683
Fiscal 2008 — Quarter 3     3

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year
2008	2	2	1	3e	8e
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 537 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)	(2.4)	(1.5)	(0.9)
June	4.0	2.6	1.4	(4.1)	3.0	(7.1)	(3.1)	0.5	(3.6)
July	4.4	2.6	1.8	(5.6)	3.0	(8.6)	(0.7)	0.5	(1.2)

Q1	3.2	2.4	0.8	(3.9)	3.0	(6.9)	(1.9)	(0.1)	(1.8)

August	4.3	2.6	1.7	(4.2)	3.0	(7.2)	(1.5)	0.5	(2.0)
September	0.4	2.6	(2.2)	5.0	2.4	2.6	(4.4)	1.0	(5.4)
October	(1.9)	1.8	(3.7)	3.0	2.4	0.6	(3.5)	1.5	(5.0)

Q2	0.7	2.3	(1.6)	1.3	2.6	(1.3)	(3.1)	1.0	(4.1)

November	2.1	2.8	(0.7)	0.6	1.9	(1.3)	(2.2)	2.0	(4.2)
December	1.1	3.2	(2.1)	3.3	1.3	2.0	(2.2)	2.6	(4.8)
January	1.2	2.3	(1.1)	2.4	2.3	0.1	4.1	2.6	1.5

Q3	1.5	2.8	(1.3)	2.1	1.8	0.3	(0.4)	2.4	(2.8)

February				(0.7)	2.4	(3.1)	(1.5)	2.6	(4.1)
March				1.2	2.4	(1.2)	(0.5)	2.6	(3.1)
April				2.1	1.9	0.2	(0.6)	3.2	(3.8)

Q4				1.0	2.2	(1.2)	(0.9)	2.8	(3.7)

Fiscal year				0.1	2.4	(2.3)	(1.6)	1.5	(3.1)
Fiscal 2008 — Quarter 3     4

•	Mimi’s Cafe same-store sales analysis (24-month core; 92 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)	4.8	2.6	2.2
June	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)	3.0	2.6	0.4
July	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)	1.6	2.0	(0.4)

Q1	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)	3.0	2.3	0.7

August	(1.9)	3.9	(5.8)	0.5	2.6	(2.1)	3.8	1.3	2.5
September	(2.0)	3.9	(5.9)	3.3	2.4	0.9	0.1	1.3	(1.2)
October	(0.8)	3.7	(4.5)	2.2	2.7	(0.5)	1.4	1.6	(0.2)

Q2	(1.5)	3.8	(5.3)	2.0	2.6	(0.6)	1.8	1.5	0.3

November	(1.9)	2.8	(4.7)	2.2	2.9	(0.7)	(0.5)	2.3	(2.8)
December	(1.8)	2.8	(4.6)	2.7	3.4	(0.7)	(0.3)	2.3	(2.6)
January	(2.4)	2.2	(4.6)	2.8	4.7	(1.9)	2.2	2.3	(0.1)

Q3	(2.0)	2.6	(4.6)	2.6	3.6	(1.0)	0.4	2.3	(1.9)

February				2.6	4.6	(2.0)	0.2	2.4	(2.2)
March				(0.2)	5.0	(5.2)	1.3	2.4	(1.1)
April				1.3	5.0	(3.7)	1.8	2.4	(0.6)

Q4				1.2	4.9	(3.7)	1.1	2.4	(1.3)

Fiscal year				1.6	3.4	(1.8)	1.6	2.2	(0.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) — FY07	$1,755,000	$3,472,000

Q3 FY08 day part mix (%):
Breakfast	32%	20%
Lunch	38%	41%
Dinner	30%	39%

Q3 FY08 check average ($)	$7.77	$10.75
•	Quarterly restaurant sales by concept:

Q3 2008
Bob Evans Restaurants	$260,934,000
Mimi’s Cafes	106,666,000

Total	$367,600,000
Fiscal 2008 — Quarter 3     5

Food Products Review:
•	Net sales increased 12.7% ($82.1 million vs. $72.8 million).

•	Comparable pounds sold increased 8%.

•	Operating income increased 56.4% ($10.4 million vs. $6.6 million).

•	Operating margin was 12.7% compared to 9.1%.

•	Average hog cost decreased 20% ($31.00 per cwt vs. $39.00 per cwt). Historical hog cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2008	$42.00	$40.00	$31.00		$37.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
2005	$52.00	$50.00	$52.00	$49.00	$51.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2008	4%	2%	8%		5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
2005	1%	4%	8%	8%*	5%*

*	Excludes the impact of the extra week (53-week year) in the fourth quarter of 2004.
•	Net sales review (dollars in thousands):

	Q3	Q3
	2008	2007
Gross sales	$101,119	$88,601

Less: promotions	(17,408)	(14,248)

Less: returns and allowances	(1,609)	(1,520)

Net sales	$82,102	$72,833
Fiscal 2008 — Quarter 3     6

Balance Sheet Summary:

(in thousands)	Jan. 25, 2008	April 27, 2007
Cash and equivalents	$6,071	$29,287
Assets held for sale	2,773	8,260
Other current assets	63,356	59,807
Net property, plant and equipment	996,512	962,659
Goodwill and other intangible assets	112,891	113,506
Other non-current assets	24,673	23,443

Total assets	$1,206,276	$1,196,962

Current portion of long-term debt	$26,904	$34,000
Line of credit	134,335	0
Other current liabilities	173,454	167,183
Long-term debt	133,096	172,333
Other long-term liabilities	122,416	118,215
Stockholders’ equity	616,071	705,231

Total liabilities and equity	$1,206,276	$1,196,962
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
•	Negative publicity or litigation regarding allegations of food-related illness,

•	Failure to achieve and maintain positive same-store sales,

•	Changing business and/or economic conditions, including energy costs,

•	Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets,

•	Competition in the restaurant and food products industries,

•	Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, fuel and utility costs,

•	Changes in the cost or availability of acceptable new restaurant sites,

•	Accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of Mimi’s,

•	Adverse weather conditions in locations where we operate our restaurants,

•	Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,

•	Consumer acceptance of our restaurant concepts in new geographic areas, and

•	Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 27, 2007. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2008 — Quarter 3     7